UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

IIOT-OXYS, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-50773	56-2415252
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

705 Cambridge Street Cambridge, MA 02141
(Address of principal executive offices, including zip code)

(401) 307-3092
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Debt Forgiveness Agreements

On June 11, 2020, IIOT-OXYS, Inc., a Nevada corporation (the “Company”), entered into Debt Forgiveness Agreements with Cliff Emmons (the Company’s CEO and director), Karen McNemar (the Company’s Chief Operating Officer), and Antony Coufal (the Company’s Chief Technology Officer), pursuant to which:

•	Mr. Emmons forgave $185,000 of accrued and unpaid consulting fees owed to him pursuant to his consulting agreement with the Company;
•	Ms. McNemar forgave $103,250 of accrued and unpaid consulting fees owed to her pursuant to her current and previous consulting agreement with the Company; and
•	Mr. Coufal forgave $82,475 of accrued and unpaid consulting fees owed to him pursuant to his consulting agreement with the Company.

Amendment to Emmons Consulting Agreement

On June 12, 2020, the Company entered into an amendment effective January 1, 2020 (the “Emmons Amendment”) to the Consulting Agreement dated February 27, 2019 with Clifford L. Emmons, the Company’s CEO (the “Emmons Agreement”), pursuant to which, Sections 7(a) and 7(b) of the Emmons Agreement were amended to read as follows:

Fees. From January 1, 2020 until April 23, 2020, the Consultant shall be paid an hourly wage of $12.75 per hour for Services performed. From April 24, 2020 onward, the Consultant shall be paid an hourly wage of $48.08 an hour for Services performed (the “Fees”). Fees may accrue at the discretion of management.

Conversion of Accrued and Unpaid Fees. At any time, the Consultant shall have the right to convert any accrued and unpaid Fees into shares of Common Stock of the Company (the “Conversion Shares”). The conversion price shall equal 90% multiplied by the Market Price (as defined herein) (representing a discount rate of 10%) (the “Conversion Price”). “Market Price” means the average of the Trading Prices (as defined below) for the shares of Common Stock of the Company during the thirty (30) day period ending on the latest complete trading day prior to the Conversion Date. “Trading Price” and “Trading Prices” means, for any security as of any date, the closing trade price of the Company’s Common Stock on the OTC Pink, OTCQB or applicable trading market as reported by a reliable reporting service (“Reporting Service”) designated by the Consultant or, if the OTC Pink is not the principal trading market for such security, the trading price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no trading price of such security is available in any of the foregoing manners, the average of the trading prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc. “Conversion Date” shall mean the date of receipt by the Company of the completed and executed Notice of Conversion, the form of which is attached hereto as Exhibit A.

Pursuant to the Emmons Amendment, Section 11 was also eliminated from the Emmons Agreement.

Amendment to McNemar Consulting Agreement

On June 12, 2020, the Company entered into an amendment effective January 1, 2020 (the “McNemar Amendment”) to the Consulting Agreement dated February 15, 2019 with Karen McNemar, the Company’s COO (the “McNemar Agreement”), pursuant to which, Sections 7(a) and 7(b) of the McNemar Agreement were amended to read as follows:

Fees. From January 1, 2020 until April 23, 2020, the Consultant shall be paid an hourly wage of $12.75 per hour for Services performed. From April 24, 2020 onward, the Consultant shall be paid an hourly wage of $48.08 an hour for Services performed (the “Fees”). Fees may accrue at the discretion of management.

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Conversion of Accrued and Unpaid Fees. At any time, the Consultant shall have the right to convert any accrued and unpaid Fees into shares of Common Stock of the Company (the “Conversion Shares”). The conversion price shall equal 90% multiplied by the Market Price (as defined herein) (representing a discount rate of 10%) (the “Conversion Price”). “Market Price” means the average of the Trading Prices (as defined below) for the shares of Common Stock of the Company during the thirty (30) day period ending on the latest complete trading day prior to the Conversion Date. “Trading Price” and “Trading Prices” means, for any security as of any date, the closing trade price of the Company’s Common Stock on the OTC Pink, OTCQB or applicable trading market as reported by a reliable reporting service (“Reporting Service”) designated by the Consultant or, if the OTC Pink is not the principal trading market for such security, the trading price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no trading price of such security is available in any of the foregoing manners, the average of the trading prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc. “Conversion Date” shall mean the date of receipt by the Company of the completed and executed Notice of Conversion, the form of which is attached hereto as Exhibit A.

Pursuant to the McNemar Amendment, Section 11 was also eliminated from the McNemar Agreement.

Amendment to Coufal Consulting Agreement

On June 12, 2020, the Company entered into an amendment effective January 1, 2020 (the “Coufal Amendment”) to the Amended and Restated Consulting Agreement dated February 28, 2019 with Antony Coufal, the Company’s CTO (the “Coufal Agreement”), pursuant to which, Sections 7(a) and 7(b) of the Coufal Agreement were amended to read as follows:

Fees. From January 1, 2020 until April 23, 2020, the Consultant shall be paid an hourly wage of $12.75 per hour for Services performed. From April 24, 2020 onward, the Consultant shall be paid an hourly wage of $48.08 an hour for Services performed (the “Fees”). Fees may accrue at the discretion of management.

Conversion of Accrued and Unpaid Fees. At any time, the Consultant shall have the right to convert any accrued and unpaid Fees into shares of Common Stock of the Company (the “Conversion Shares”). The conversion price shall equal 90% multiplied by the Market Price (as defined herein) (representing a discount rate of 10%) (the “Conversion Price”). “Market Price” means the average of the Trading Prices (as defined below) for the shares of Common Stock of the Company during the thirty (30) day period ending on the latest complete trading day prior to the Conversion Date. “Trading Price” and “Trading Prices” means, for any security as of any date, the closing trade price of the Company’s Common Stock on the OTC Pink, OTCQB or applicable trading market as reported by a reliable reporting service (“Reporting Service”) designated by the Consultant or, if the OTC Pink is not the principal trading market for such security, the trading price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no trading price of such security is available in any of the foregoing manners, the average of the trading prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc. “Conversion Date” shall mean the date of receipt by the Company of the completed and executed Notice of Conversion, the form of which is attached hereto as Exhibit A.

Pursuant to the Coufal Amendment, Section 11 was also eliminated from the Coufal Agreement.

Amendment to Cambridge MedSpace Promissory Note

On June 12, 2020, the Company entered into Amendment No. 1 to the 5% Secured Promissory Note with Cambridge MedSpace, LLC, a Massachusetts limited liability company, pursuant to which the Note was amended to extend the maturity date to January 22, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IIOT-OXYS, Inc.

Date: June 17, 2020	By:	/s/ Clifford L. Emmons
Clifford L. Emmons, Chief Executive Officer

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